EXECUTION VERSION

Exhibit 10.12

FIRST AMENDMENT TO CREDIT AND GUARANTY AGREEMENT
THIS FIRST AMENDMENT TO CREDIT AND GUARANTY AGREEMENT (this “Amendment”) is dated as of November 6, 2017 and is entered into by and among TERRAFORM POWER OPERATING, LLC, a Delaware limited liability company (“Borrower”), TERRAFORM POWER, LLC, a Delaware limited liability company (“Holdings”), CERTAIN SUBSIDIARIES OF BORROWER, as Guarantors, the Lenders party hereto, and HSBC BANK USA, NATIONAL ASSOCIATION, as Administrative Agent acting with the consent of the Lenders, and is made with reference to that certain CREDIT AND GUARANTY AGREEMENT dated as of October 17, 2017 (the “Credit Agreement”) by and among Borrower, Holdings, the subsidiaries of the Borrower named therein, the Lenders, the Issuing Banks, the Administrative Agent, the Collateral Agent and the other Agents named therein. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement after giving effect to this Amendment.
RECITALS
WHEREAS, the Credit Parties have requested that Lenders agree to amend certain provisions of the Credit Agreement as provided for herein;
WHEREAS, each existing Lender that executes and delivers a signature page to this Amendment will thereby agree to the terms of this Amendment;
WHEREAS, reference is made to the Term Loan and Guaranty Agreement dated as of the date hereof among Borrower, Holdings, certain subsidiaries of Borrower party thereto, as guarantors, the lenders party thereto from time to time, and Royal Bank of Canada, as administrative agent and collateral agent, pursuant to which the Lenders party thereto have agreed to make senior secured term loans denominated in Dollars in the amount of $350,000,000;
WHEREAS, subject to certain conditions, Lenders are willing to agree to such amendments relating to the Credit Agreement.
NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

SECTION I.	AMENDMENTS TO CREDIT AGREEMENT

1.1	Amendments to Section 1.1: Definitions.
A.     Section 1.1 of the Credit Agreement is hereby amended by adding the following definitions in proper alphabetical sequence:
“Existing Term Loan Refinancing Cap” means an amount equal to the sum of (x) $450,000,000 and (y) additional amounts from time to time if, immediately after giving effect to the incurrence of such additional amounts (but without giving effect to any amount incurred simultaneously under the immediately preceding clause (x)) and the application of the proceeds therefrom, the First Lien Leverage Ratio (as defined in the Term Facility Agreement), computed as of the last day of the most recently ended Fiscal Quarter, is equal to or less than 2.50:1.00.
“First Amendment” means that certain First Amendment to Credit and Guaranty Agreement dated as of November 6, 2017, among Holdings, Borrower, each Guarantor party thereto, the Lenders party thereto and Administrative Agent.
“First Amendment Effective Date” has the meaning assigned to such term in Section II of the First Amendment.
“Term Facility Administrative Agent” means Royal Bank of Canada, in its capacity as administrative agent and collateral agent under the Existing Term Loan Refinancing Documents, or any successor administrative agent or collateral agent under the Existing Term Loan Refinancing Documents.
“Term Facility Agreement” means the Term Loan and Guaranty Agreement dated as of November 8, 2017, among Holdings, Borrower, the Subsidiaries party thereto, as guarantors, the lenders party thereto, the Term Facility Administrative Agent and the joint lead arrangers and joint bookrunners party thereto, as such agreement may be amended, restated, amended and restated, supplemented, waived or otherwise modified from time to time or refunded, refinanced, restructured, replaced, renewed, repaid, increased or extended from time to time, in each case as and to the extent permitted by this Agreement and the Pari Passu Intercreditor Agreement.
B.      (i) The definitions of “Existing Term Loan Refinancing Documents” and “Pari Passu Intercreditor Agreement” in Section 1.1 of the Credit Agreement are hereby deleted in their entirety and replaced as follows:
“Existing Term Loan Refinancing Documents” means (i) the Term Facility Agreement and (ii) all guarantee and collateral documentation in respect thereof governing the terms of Indebtedness of the Borrower and the Guarantors, a portion of the proceeds of which are used to refinance the Indebtedness under the Existing Term Credit Agreement; provided that (a) such Indebtedness has a maturity no earlier than the Maturity Date, (b) such Indebtedness does not constitute an obligation (including pursuant to a guarantee) of any Subsidiary of Holdings other than a Credit Party or a Subsidiary that provides a guarantee pursuant to Section 5.20, (c) such Indebtedness is secured only by the Collateral, including any collateral of Non-Recourse Subsidiaries securing guarantees pursuant to Section 5.20 and shall be subject to the terms of the Pari Passu Intercreditor Agreement and (d) the Indebtedness under the Existing Term Credit Agreement shall be repaid, all accrued interest, fees, premiums (if any) and penalties in connection therewith shall be paid, and all commitments thereunder shall be terminated, in each case on the First Amendment Effective Date.
“Pari Passu Intercreditor Agreement” means the Pari Passu Intercreditor Agreement dated as of the First Amendment Effective Date among Administrative Agent, Term Facility Administrative Agent and the Credit Parties.

1.2    Amendments to Section 6.1: Indebtedness. Section 6.1(q) of the Credit Agreement is hereby deleted in its entirety and replaced as follows:
“(q)    Indebtedness under (i) (A) the Senior 2023 Notes Documents (and guaranties thereof by the Credit Parties pursuant to the Senior 2023 Notes Documents) and (B) the Senior 2025 Notes Documents (and guaranties thereof by the Credit Parties pursuant to the Senior 2025 Notes Documents), in the case of all such Indebtedness outstanding at any time pursuant to this subclause (i), in an aggregate principal amount not to exceed $1,250,000,000 and (ii) the Existing Term Loan Refinancing Documents in an aggregate principal amount not to exceed the Existing Term Loan Refinancing Cap, and in the case of each of clauses (i) through (ii), any Refinancing Indebtedness in respect thereof.”
1.3    Amendments to Section 6.3: No Further Negative Pledges. Section 6.3 of the Credit Agreement is hereby deleted in its entirety and replaced as follows:
“Except with respect to (a) specific property encumbered to secure payment of particular Indebtedness or to be sold pursuant to an executed agreement with respect to a permitted sale, disposition or other transfer, (b) restrictions by reason of customary provisions restricting assignments, subletting or other transfers contained in leases, licenses and similar agreements entered into in the ordinary course of business (provided that such restrictions are limited to the property or assets secured by such Liens or the property or assets subject to such leases, licenses or similar agreements, as the case may be), (c) restrictions as of the Closing Date identified on Schedule 6.3, (d) restrictions on the Equity Interests of Non-Recourse Subsidiaries in any Non-Recourse Project Indebtedness documentation or other Indebtedness documentation of Non-Recourse Subsidiaries, (e) [reserved], (f) restrictions contained in any Credit Document, Senior 2023 Notes Document or Senior 2025 Notes Document, in each case as in effect on the Closing Date, or in the Existing Term Loan Refinancing Documents as in effect on the First Amendment Effective Date (or in any agreement or other document evidencing Refinancing Indebtedness in respect of the Indebtedness established by any of the foregoing (or, in the case of the Indebtedness established under the Credit Documents, any Credit Agreement Refinancing Indebtedness)); provided that the restrictions and conditions contained in any such agreement or other document are not less favorable in any material respect to the Lenders than the restrictions and conditions imposed by the agreements or other documents in respect of the Indebtedness being refinanced) and (g) restrictions on Non-Recourse Subsidiaries described in Section 6.2(q), no Credit Party or any of its Subsidiaries (other than any Non-Recourse Subsidiary) shall enter into any agreement prohibiting the creation or assumption of any Lien upon any of its properties or assets, whether now owned or hereafter acquired, to secure the Obligations.”

1.4    Amendments to Section 6.5: Restrictions on Subsidiary Distributions. Section 6.5 of the Credit Agreement is hereby deleted in its entirety and replaced as follows:
“Except as provided herein, no Credit Party shall, nor shall it permit any of its Subsidiaries (other than any Non-Recourse Subsidiary) to, create or otherwise cause or suffer to exist or become effective any consensual encumbrance or restriction of any kind on the ability of any Subsidiary of Borrower to (a) pay dividends or make any other distributions on any of such Subsidiary’s Equity Interests owned by Borrower or any other Subsidiary of Borrower, (b) repay or prepay any Indebtedness owed by such Subsidiary to Borrower or any other Subsidiary of Borrower, (c) make loans or advances to Borrower or any other Subsidiary of Borrower, or (d) transfer, lease or license any of its property or assets to Borrower or any other Subsidiary of Borrower other than (i) by reason of customary provisions restricting assignments, subletting or other transfers contained in leases, licenses, joint venture agreements and similar agreements entered into in the ordinary course of business, (ii) restrictions that are or were created by virtue of any transfer of, agreement to transfer or option or right with respect to any property, assets or Equity Interests not otherwise prohibited under this Agreement, (iii) restrictions as of the Closing Date described on Schedule 6.5, or (iv) restrictions contained in any Credit Document, Senior 2023 Notes Document or Senior 2025 Notes Document, in each case as in effect on the Closing Date, or in the Existing Term Loan Refinancing Document as in effect on the First Amendment Effective Date (or in any agreement or other document evidencing Refinancing Indebtedness in respect of the Indebtedness established by any of the foregoing (or, in the case of the Indebtedness established under the Credit Documents, any Credit Agreement Refinancing Indebtedness)); provided that the restrictions and conditions contained in any such agreement or other document are not less favorable in any material respect to the Lenders than the restrictions and conditions imposed by the agreements or other documents in respect of the Indebtedness being refinanced).”

SECTION II.	AMENDMENTS TO CREDIT DOCUMENTS
2.1        Amendments to Credit Agreement. This Amendment shall become effective as of the date on which the following conditions precedent shall be satisfied (or effectively waived) (the “First Amendment Effective Date”):
A.     Execution. Administrative Agent shall have received (i) a counterpart signature page of this Amendment duly executed by each of the Credit Parties and (ii) a counterpart signature page of this Amendment from the Lenders constituting Requisite Lenders.
B.     Representations and Warranties. Each of the representations and warranties contained in Section 4 of the Credit Agreement and in the other Credit Documents shall be true and correct in all material respects on and as of the First Amendment Effective Date (except to the extent any such representation or warranty is expressly stated to have been made as of a specific date, in which case such representation or warranty shall be true and correct in all material respects as of such date).

SECTION III.	REPRESENTATIONS AND WARRANTIES
In order to induce Lenders to enter into this Amendment and to amend the Credit Agreement in the manner provided herein, each Credit Party which is a party hereto represents and warrants as of the date hereof to each Lender that the following statements are true and correct in all material respects:
A.     Corporate Power and Authority. Each of Holdings and its Subsidiaries party hereto has all requisite power and authority to enter into this Amendment and to carry out the transactions contemplated hereby and by the Credit Agreement (as amended by this Amendment) and the other Credit Documents.
B.     Due Authorization. The execution, delivery and performance of this Amendment have been duly authorized by all necessary action on the part of each Credit Party that is a party hereto.
C.     No Conflict. The execution, delivery and performance by the Credit Parties of this Amendment and the consummation of the transactions contemplated hereby and by the Credit Agreement and the other Credit Documents do not and will not (a) violate (i) any provision of any law or any governmental rule or regulation applicable to any Credit Party or any Subsidiary of Holdings except where such violations could not reasonably be expected to have a Material Adverse Effect, (ii) any of the Organizational Documents of Holdings or any of its Subsidiaries, or (iii) any order, judgment or decree of any court or other agency of government binding on Holdings or any of its Subsidiaries except, in this clause (a)(iii), where such violation could not reasonably be expected to have a Material Adverse Effect; (b) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any Contractual Obligation of Holdings or any of its Subsidiaries except to the extent such conflict, breach or default could not reasonably be expected to have a Material Adverse Effect; (c) result in or require the creation or imposition of any Lien upon any of the properties or assets of Holdings or any of its Subsidiaries (other than any Liens created under any of the Credit Documents in favor of Collateral Agent, for the benefit of the Secured Parties); or (d) require any approval of stockholders, members or partners or any approval or consent of any Person under any Contractual Obligation of Holdings or any of its Subsidiaries, except for such approvals or consents which will be obtained on or before the First Amendment Effective Date and except for any such approvals or consents the failure of which to obtain will not have a Material Adverse Effect.
D.     Governmental Consents. The execution, delivery and performance by the Credit Parties of this Amendment and the Credit Agreement and the consummation of the transactions contemplated hereby do not require any registration with, consent or approval of, or notice to, or other action to, with or by, any Governmental Authority except (a) such as have been obtained or made and are in full force and effect and (b) for filings and recordings with respect to the Collateral.
E.     Binding Obligation. This Amendment has been duly executed and delivered by each Credit Party that is a party hereto and this Amendment and the Credit Agreement are the legally valid and binding obligations of such Credit Party, enforceable against such Credit Party in accordance with their respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors’ rights generally or by equitable principles relating to enforceability.
F.     Incorporation of Representations and Warranties from Credit Agreement. The representations and warranties contained in Section 4 of the Credit Agreement are and will be true and correct in all material respects on and as of the First Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true and correct in all material respects on and as of such earlier date.

G.     Absence of Default. No event has occurred and is continuing or will result immediately from the consummation of the transactions contemplated by this Amendment that would constitute an Event of Default or a Default.

SECTION IV.	ACKNOWLEDGMENT AND CONSENT
Each of Holdings, Borrower and each Guarantor hereby acknowledges that it has reviewed the terms and provisions of the Credit Agreement and this Amendment and consents to the amendment of the Credit Agreement effected pursuant to this Amendment. Each of Holdings, Borrower and each Guarantor hereby confirms that each Credit Document to which it is a party or otherwise bound and all Collateral encumbered thereby will continue to guarantee or secure, as the case may be, to the fullest extent possible in accordance with the Credit Documents the payment and performance of all “Obligations” under each of the Credit Documents to which is a party (in each case as such terms are defined in the applicable Credit Document).
Each of Holdings, Borrower and each Guarantor acknowledges and agrees that any of the Credit Documents (as they may be modified by this Amendment) to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment other than to the extent expressly contemplated hereby.
Each Guarantor acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Amendment, such Guarantor is not required by the terms of the Credit Agreement or any other Credit Document to consent to the amendments to the Credit Agreement effected pursuant to this Amendment and (ii) nothing in the Credit Agreement, this Amendment or any other Credit Document shall be deemed to require the consent of such Guarantor to any future amendments to the Credit Agreement.

SECTION V.	MISCELLANEOUS
A.     Reference to and Effect on the Credit Agreement and the Other Credit Documents.
(i)     On and after the First Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the Credit Agreement, and each reference in the other Credit Documents to the “Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended by this Amendment.
(ii)     This Amendment shall constitute a “Credit Document” for all purposes of the Credit Agreement and shall be administered and construed pursuant to the terms of the Credit Agreement.
(iii)     Except as specifically amended by this Amendment, the Credit Agreement and the other Credit Documents shall remain in full force and effect and are hereby ratified and confirmed.

(iv)     The execution, delivery and performance of this Amendment shall not constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of any Agent or Lender under, the Credit Agreement or any of the other Credit Documents.
B.     Headings. Section and Subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.
C.     Applicable Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES THEREOF THAT WOULD RESULT IN THE APPLICATION OF ANY OTHER LAW.
D.     Jurisdiction; Waiver of Jury Trial. The provisions of Sections 10.15 and 10.16 of the Credit Agreement pertaining to consent to jurisdiction, service of process, and waiver of jury trial are hereby incorporated by reference herein, mutatis mutandis.
E.     Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or in electronic format (e.g., “pdf” or “tif” file format) shall be effective as delivery of a manually executed counterpart of this Amendment.
[Remainder of this page intentionally left blank.]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

TERRAFORM POWER, LLC
TERRAFORM POWER OPERATING, LLC
SUNEDISON CANADA YIELDCO MASTER HOLDCO, LLC
SUNEDISON YIELDCO ACQ1 MASTER HOLDCO, LLC
SUNEDISON YIELDCO ACQ2 MASTER HOLDCO, LLC
SUNEDISON YIELDCO ACQ3 MASTER HOLDCO, LLC
SUNEDISON YIELDCO ACQ4 MASTER HOLDCO, LLC
SUNEDISON YIELDCO ACQ6 MASTER HOLDCO, LLC
SUNEDISON YIELDCO ACQ7 MASTER HOLDCO, LLC
SUNEDISON YIELDCO ACQ8 MASTER HOLDCO, LLC
SUNEDISON YIELDCO ACQ9 MASTER HOLDCO, LLC
SUNEDISON YIELDCO ACQ10, LLC
SUNEDISON YIELDCO CHILE MASTER HOLDCO, LLC
SUNEDISON YIELDCO DG MASTER HOLDCO, LLC
SUNEDISON YIELDCO DGS MASTER HOLDCO, LLC
SUNEDISON YIELDCO DG-VIII MASTER HOLDCO, LLC
SUNEDISON YIELDCO ENFINITY MASTER HOLDCO, LLC
SUNEDISON YIELDCO NELLIS MASTER HOLDCO, LLC
SUNEDISON YIELDCO REGULUS MASTER HOLDCO, LLC
SUNEDISON YIELDCO UK HOLDCO 3 MASTER HOLDCO, LLC
SUNEDISON YIELDCO UK HOLDCO 4 MASTER HOLDCO, LLC
TERRAFORM CD ACQ MASTER HOLDCO, LLC
TERRAFORM FIRST WIND ACQ MASTER HOLDCO, LLC
TERRAFORM LPT ACQ MASTER HOLDCO, LLC
TERRAFORM POWER IVS I MASTER HOLDCO, LLC
TERRAFORM REC ACQ MASTER HOLDCO, LLC
TERRAFORM SOLAR MASTER HOLDCO, LLC
TERRAFORM SOLAR XVII ACQ MASTER HOLDCO, LLC
TERRAFORM THOR ACQ MASTER HOLDCO, LLC

By:    /s/ Andrea Rocheleau
Name:    Andrea Rocheleau
Title:    General Counsel and Secretary

HSBC BANK USA, NATIONAL ASSOCIATION, as Administrative Agent

By:    /s/ Asma Alghofailey
Name:    Asma Alghofailey
Title:    Vice President
HSBC BANK CANADA, as a Lender

By:    /s/ My Le
Name:    My Le
Title:    Director, Global Banking

By:    /s/ Shu Wai Chu
Name:    Shu Wai Chu
Title:    Vice President, Global Banking

BANK OF MONTREAL, Chicago Branch, as a Lender

By:    /s/ Paul Heikkila
Name:    Paul Heikkila
Title:    Director
THE BANK OF NOVA SCOTIA, as a Lender

By:    /s/ Mathieu Leroux
Name:    Mathieu Leroux
Title:    Associate Director

By:    /s/ Matthew Hartnoll
Name:    Matthew Hartnoll
Title:    Director

NATIXIS, NEW YORK BRANCH, as a Lender

By:    /s/ Pierre Audrain
Name:    Pierre Audrain
Title:    Managing Director

By:    /s/ Johnathan J. Kim
Name:    Jonathan J. Kim
Title:    Managing Director
ROYAL BANK OF CANADA, as a Lender

By:    /s/ Fank Lambrinos
Name:    Frank Lambrinos
Title:    Authorized Signatory
SUMITOMO MITSUI BANKING CORPORATION, as a Lender

By:    /s/ Carl Adams
Name:    Carl Adams
Title:    Managing Director